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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 24, 2003



                         MSC INDUSTRIAL DIRECT CO., INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


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                 New York                                       1-14130                                   11-3289165
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(State or other jurisdiction of incorporation)             (Commission File No.)                 (IRS Employer Identification No.)


                75 Maxess Road                                                                                11747
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  (Address of Principal Executive Offices)                                                                 (Zip Code)

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      Registrant's telephone number, including area code: (516) 812-2000
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibits: 99.1 MSC Industrial Direct Co., Inc. Press Release, dated June 24,
2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 24, 2003, the Registrant issued a press release announcing estimated results of operations for the quarterly period ended June 1, 2003. The entire text of the press release is attached as Exhibit 99.1.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MSC INDUSTRIAL DIRECT CO., INC.


                                         By:  /s/ Shelley Boxer
                                             ----------------------------------
                                         Name: Shelley Boxer
                                         Title: Vice President, Finance


Date:    June 27, 2003